Neuberger Berman NVIT Socially Responsible Fund Summary Prospectus May 23, 2017

Class I    /    Class II     /     Class Y

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2017 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.19%	0.19%	0.14%
Total Annual Fund Operating Expenses	0.84%	1.09%	0.79%
Fee Waiver/Expense Reimbursement[1,2]	(0.01)%	(0.17)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.83%	0.92%	0.78%

1	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.78% until at least April 30, 2018. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, acquired fund fees and expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement. More information about administrative services fees may be found on page 56 of the Prospectus.
2	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2018. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and the application of any expense limitation or fee waiver for the periods indicated under “Fees and Expenses” above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$85	$267	$465	$1,036
Class II shares	94	330	584	1,313
Class Y shares	80	251	438	977

NSP-SR 5/17

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.75% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of mid- to large-cap companies that the subadviser believes follow principles of good corporate citizenship, as demonstrated by leadership in environmental concerns and progressive workplace practices, including diversity and community relations. The subadviser also typically looks at a company’s record in public health and the nature of its products. The Fund may invest in the securities of companies located or conducting business outside of the United States.

In pursuing its strategy, the Fund’s subadviser uses a “value” style of investment, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The subadviser employs a research-driven and valuation-sensitive approach to stock selection that seeks to identify stocks in well-positioned businesses that it believes are undervalued in the market. It looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth, and other valuation-related factors. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, no longer meets the Fund’s financial criteria or social policy, or when other opportunities appear more attractive.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Social policy risk – the Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

●	undervalued stocks that do not meet the social criteria could outperform those that do;
●	economic or political changes could make certain companies less attractive for investment or
●	the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Loss of money is a risk of investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

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Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:     15.86% – 2nd qtr. of 2009

Lowest Quarter:     -18.07% – 3rd qtr. of 2011

The Fund has not commenced offering Class Y shares as of the date of the Prospectus. Pre-inception historical performance for Class Y shares is based on the previous performance of Class II shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2016)

	1 Year	5 Years	Since Inception (March 24, 2008)
Class I shares	10.11%	13.44%	7.68%
Class II shares	10.11%	13.34%	7.59%
Class Y shares	10.11%	13.34%	7.59%
S&P 500® Index (reflects no deduction for fees or expenses)	11.96%	14.66%	8.46%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Neuberger Berman Investment Advisers LLC

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Ingrid Dyott	Managing Director and Co-Portfolio Manager	Since 2008
Sajjad Ladiwala, CFA	Managing Director, Co-Portfolio Manager	Since 2015

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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